Capital management	12 Months Ended
Dec. 31, 2017
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Capital management
24.	Capital management

The Company’s objectives when managing its capital are to maintain sufficient capital base to: (i) meet its short-term obligations, (ii) sustain future operations and expansions, (iii) ensure its ability to continue as a going concern, and (iv) retain stakeholder confidence. The Company defines capital as its net assets, total assets less total liabilities. Currently, there are no quantitative criteria established as the Company is experiencing significant growth.

As at December 31, 2017, the Company managed net assets of $86,368 (2016 - $33,677).